LONG-TERM DEBT	12 Months Ended
Dec. 31, 2025
Debt Disclosure [Abstract]
LONG-TERM DEBT
NOTE 6—LONG-TERM DEBT
The Company’s long-term debt is a liability of People Inc. and consists of:

	December 31,
	2025	2024
	(In thousands)
Term Loan A-1 due May 14, 2030	$341,250	$—
Term Loan B-2 due June 16, 2032	700,000	—
7.625% Senior Secured Notes due June 15, 2032; interest payable each June 15 and December 15	400,000	—
Term Loan A due December 1, 2026	—	297,500
Term Loan B-1 due December 1, 2028	—	1,182,500
Total long-term debt	1,441,250	1,480,000
Less: current portion of long-term debt	24,500	35,000
Less: original issue discount	3,397	3,512
Less: unamortized debt issuance costs	12,029	6,481
Total long-term debt, net	$1,401,324	$1,435,007
On November 26, 2024, People Inc. entered into Amendment No. 1 to the Credit Agreement (“Amendment No. 1”), which governed both the Term Loan A and the then existing revolving credit facility, and replaced $1.18 billion of the then outstanding Term Loan B principal with an equal amount of the Term Loan B-1 due December 1, 2028. On May 14, 2025, People Inc. entered into the Incremental Assumption Agreement and Amendment No. 2 to the Credit Agreement (“Amendment No. 2”), which (1) replaced $288.8 million of the then outstanding Term Loan A due December 1, 2026 with $350 million of the Term Loan A-1 and (2) provided for a new five-year $150 million revolving credit facility (“Revolving Facility”) that expires on May 14, 2030, which replaced the then existing revolving credit facility that would have expired on December 1, 2026. On June 16, 2025, People Inc. completed the refinancing and replacement of its then outstanding $1.18 billion Term Loan B-1 due December 1, 2028 with a combination of $700 million of the Term Loan B-2 and $400 million of the 7.625% Senior Secured Notes due June 15, 2032 (“2032 Notes”). On June 16, 2025, People Inc. also entered into an indenture that governs the 2032 Notes (the “Indenture”) and the Credit Agreement and Second Amendment to the Security Agreement (“Amendment No. 3”), which governs the new Term Loan A-1, Term Loan B-2 and Revolving Facility. The Term Loan A, Term Loan A-1, Term Loan B, Term Loan B-1 and Term Loan B-2 are collectively referred to herein as the “Term Loans.” In addition to extending the maturity dates of People Inc.’s debt, the refinancing transactions resulted in a net decrease in debt of $21.3 million, which was funded by cash on hand.
During the second quarter of 2025, People Inc. recorded an extinguishment loss of $8.5 million to write off a pro-rata amount of unamortized capitalized costs and the original issue discount related to the previously outstanding Term Loans and the then existing revolving credit facility as a result of the refinancing transactions. Debt issuance costs and original issuance discount related to the refinancing transactions of $12.9 million and $3.5 million, respectively, were recorded and are presented as a reduction of the carrying value of the related debt in the balance sheet. The deferred financing costs of $0.8 million related to the Revolving Facility were capitalized and are included in “Other non-current assets” in the balance sheet. The extinguishment loss is recorded in “Interest expense” in the statement of operations. Fees incurred of $0.6 million that did not qualify for capitalization are recorded in “Other income, net” in the statement of operations.
People Inc. has never made any borrowings under any of its revolving credit facilities. The annual commitment fee on undrawn funds is based on People Inc.’s most recently reported consolidated net leverage ratio, as defined in the governing agreements, and was 35 and 40 basis points at December 31, 2025 and 2024, respectively. Any borrowings under the Revolving Facility would bear interest, at People Inc.’s option, at either a base rate or SOFR, plus an applicable margin, which is based on People Inc.’s consolidated net leverage ratio.
As of the last day of any calendar quarter, subject to certain exemptions and increases for qualifying material acquisitions, the governing agreements require People Inc. to maintain a consolidated net leverage ratio as of the last day of such quarter of no greater than 5.5 to 1.0, all as defined in the governing agreements. The governing agreements contain additional covenants that would limit People Inc.’s ability to pay dividends, incur incremental secured indebtedness or make distributions or certain investments in the event a default has occurred or if People Inc.’s consolidated net leverage ratio exceeds 4.0 to 1.0, subject to certain available amounts, all as defined in the governing agreements. As a result, the Company may not be able to freely access People Inc.’s cash. People Inc.’s consolidated net leverage ratio was less than 4.0 to 1.0 for the test periods ended December 31, 2025 and 2024.
The governing agreements allow the Company to contribute cash to People Inc., which the Company has done in the past and may do so in the future, to provide, among other things, additional liquidity to improve People Inc.’s consolidated net leverage ratios for any test period, which may result in improved interest rates on the Term Loan A-1 and reduced commitment fees on the Revolving Facility. The governing agreements also allow People Inc. to make distributions to the Company in amounts not to exceed these capital contributions, provided that no default has occurred and is continuing. During the years ended December 31, 2025, 2024 and 2023, the Company made total contributions of $135 million, $125 million and $510 million, respectively, to People Inc. Each of these payments occurred immediately prior to the end of a quarter, thereby improving the consolidated net leverage ratios. These amounts were distributed to the Company by People Inc. early in the subsequent quarter. There were no contributions by the Company in the quarters ended December 31, 2025 and 2024. In January 2024, People Inc. distributed $105 million to the Company related to the Company’s contribution in December 2023. The consolidated net leverage ratio during 2025 was less than 4.0 to 1.0 when calculated with or without the contributions during 2025. The consolidated net leverage ratio during 2024 and 2023 was greater than 4.0 to 1.0 but less than 5.5 to 1.0 when calculated with or without the contributions during 2024 and 2023.
The obligations under the governing agreements are guaranteed by certain of People Inc.’s wholly-owned domestic subsidiaries and are secured by substantially all of the assets of People Inc. and those subsidiaries.
Long-term Debt Maturities
The Term Loan A-1 requires quarterly principal payments, which commenced September 30, 2025, of $4.4 million through December 31, 2027, $8.8 million thereafter through December 31, 2028 and $13.1 million thereafter through maturity. The Term Loan B-2 requires quarterly principal payments of $1.8 million commencing March 31, 2026 through maturity. Annually, the Term Loan B-2 may require additional principal payments as part of an excess cash flow sweep provision, the amount of which is determined, in part, by People Inc.’s applicable net leverage ratio and is further subject to the excess cash flow exceeding certain thresholds as defined in the governing agreements. No such payment was required on the Term Loan B-1 related to the periods ended December 31, 2025 and 2024.
Long-term debt maturities at December 31, 2025 are summarized in the table below:

Year Ending December 31,	(In thousands)
2026	$24,500
2027	24,500
2028	42,000
2029	59,500
2030	225,750
Thereafter	1,065,000
Total	1,441,250
Less: current portion of long-term debt	24,500
Less: original issue discount	3,397
Less: unamortized debt issuance costs	12,029
Total long-term debt, net	$1,401,324
Any time prior to June 15, 2028, People Inc. may redeem all or a part of the 2032 Notes, by providing notice pursuant to the Indenture, at a redemption price equal to 100% of the principal amount of the 2032 Notes to be redeemed plus the applicable premium, as defined in the Indenture, and accrued and unpaid interest, if any, to, but not including, the date of redemption. On and after June 15, 2028, the 2032 Notes may be redeemed at the prices set forth below (expressed as percentages of principal amount of the 2032 Notes to be redeemed), plus accrued and unpaid interest thereon, if any, to, but not including, the applicable redemption date, if redeemed during the twelve-month period beginning on June 15 of the years indicated below:

Year	Percentage
2028	103.813%
2029	101.906%
2030 and thereafter	100.000%
Prior to June 15, 2028, during each twelve-month period commencing with June 16, 2025, up to 10% of the aggregate principal amount of the 2032 Notes may be redeemed at a redemption price equal to 103.0% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date.
Interest Rates and Interest Rate Swaps
Prior to the effectiveness of Amendment No. 2 and Amendment No. 3, the Term Loan A bore interest at an adjusted term SOFR plus an applicable margin depending on the People Inc.’s most recently reported consolidated net leverage ratio, each as defined in the governing agreements. The adjustment to SOFR was fixed at 0.10% under Amendment No. 1, and such adjustment was removed upon the execution of Amendment No. 2. At December 31, 2025, the Term Loan A-1 bore interest at SOFR plus 2.00%, or 5.73%. At December 31, 2024, the Term Loan A bore interest at an adjusted term SOFR plus 2.25%, or 6.94%. At December 31, 2025 and 2024, the Term Loan B-2 and the Term Loan B-1, respectively, bore interest at SOFR, subject to a minimum of 0.50%, plus 3.50%, or 7.37% and 8.05%, respectively, as the applicable margin was unchanged under the governing agreements. Interest payments are due at least quarterly through the respective maturity dates of the Term Loans.
The Interest Rate Swaps synthetically convert a portion of the Term Loan B-2 and, prior to the effectiveness of Amendment No. 3, the Term Loan B-1, from a variable rate to a fixed rate. Should SOFR continue to equal or exceed 0.50%, then the fixed rate for the Term Loan B-2 will be approximately 7.32% ((i) the weighted average fixed interest rate of approximately 3.82% on the Interest Rate Swaps and (ii) the base rate of 3.50%). In the event SOFR becomes less than or equal to 0.50%, then the Interest Rate Swaps would be fixed in a range from approximately 7.32% to 7.42% as determined by the governing agreements.